UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

Atlas Energy Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41828	93-2154509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive Suite 500
Austin, Texas		78730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 220-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AESI	New York Stock Exchange
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

To the extent the information included or incorporated into Item 7.01 below with respect to the results of operations or financial condition of Atlas Energy Solutions Inc. (“Atlas” or the “Company”) relates to or is presented as of or for a completed fiscal period, such information is incorporated into Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

On April 1, 2026, Atlas Energy Solutions Inc. (the “Company”) issued a press release announcing entry by an affiliate into the PPA (as defined below) and providing certain preliminary operating results for the quarter ended March 31, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 2.02 and this Item 7.01, including Exhibit 99.1, is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 1, 2026, the Company announced that Atlas Energy Solutions Socorro, LLC, a Texas limited liability company and wholly-owned, indirect subsidiary of the Company, entered into a five-year power purchase agreement (with options to renew for two five-year terms, up to an additional 10 years) (the “PPA”) with a technology infrastructure provider (the “Customer”), pursuant to which the Company has agreed to develop a power facility and provide dedicated on-site power generation capacity for the Customer. The equipment to be delivered pursuant to the PPA represents 50% of the 240 MW of recently ordered power generation equipment from a dealer of Caterpillar Inc. (NYSE: CAT), which was previously announced on November 3, 2025. The Company anticipates full energization during the first half of 2027, subject to customary conditions.

Additionally on March 19, 2026, an affiliate of the Company entered into a rental agreement with the Customer pursuant to which the Company will utilize mobile generators and related equipment to provide the Customer with bridge power.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Atlas Energy Solutions Inc., dated April 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS ENERGY SOLUTIONS INC.

Date:	April 1, 2026	By:	/s/ John Turner
Name: John Turner Title: President and Chief Executive Officer